UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Financial Officer
On December 15, 2016, Weatherford International plc (the “Company”) announced that it appointed Mr. Christoph Bausch as Executive Vice President and Chief Financial Officer of the Company on December 13, 2016. Mr. Bausch, age 52, joined the Company in May of 2016 as the Controller – Product Lines. Prior to joining the Company, and since May of 2011, he served as the executive vice president and chief financial officer of Archer Limited, an oilfield services company publicly traded in Norway on the Oslo Stock Exchange. Mr. Bausch has a degree (Diplom Kaufmann) from the University of Mannheim, Germany. Before he joined Archer Limited, Mr. Bausch served as a Global Finance Director of Transocean and prior to that, he had a 20-year international career with Schlumberger, where he held a variety of senior financial positions in the United States, United Arab Emirates, France, Mexico, Venezuela and Germany across a number of business segments covering operations, engineering, manufacturing and supply chain.
Mr. Bausch will receive an annual base salary of $625,000. In addition to base salary, Mr. Bausch is eligible to participate in the Company’s Executive Non-Equity Incentive Compensation Plan (the “EICP”), starting in fiscal year 2017. The EICP is described in the Company’s annual proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2016 (the “Proxy Statement”).
In connection with his promotion, the Company will enter into a Change in Control Agreement with Mr. Bausch (the “CIC Agreement”). The CIC Agreement has a term of two years, subject to automatic renewal for successive two-year periods if a change of control has not occurred, unless the Company provides notice of its intent not to renew the CIC Agreement. Under the terms of the CIC Agreement, if, during the term of the CIC Agreement, Mr. Bausch’s employment is terminated by the Company or its successor within six months preceding or at any time following a change of control of the Company, other than for “cause,” or by Mr. Bausch for “good reason,” as those terms are defined in the agreement, he is entitled to receive:

•
a lump sum cash payment equal to three times the sum of the highest base salary received in the preceding three years and the annual incentive cash compensation averaged over the preceding three years;

•	any accrued salary, annual target incentive cash compensation for the year of termination and vacation pay, pro-rated to the date of termination;

•	continuation for three years of all dental and health benefits, provided he remains responsible for his monthly employee contribution; and

•	reasonable outplacement services upon request for a period of up to six months beginning with the first full month after termination.
Upon a change of control, Mr. Bausch’s equity awards will vest and any applicable forfeiture restrictions will lapse. The foregoing is a summary of the material terms of the CIC Agreement and is qualified in its entirety by reference to the form of CIC Agreement. A copy of the form of CIC Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of the CIC Agreement are incorporated herein by reference.
In addition, the Company and one of its primary subsidiaries will enter into customary officer indemnification agreements (deeds of indemnity) with Mr. Bausch. The form of the deeds of indemnity are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
There are no family relationships between Mr. Bausch and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Bausch that would require disclosure under Item 404(a) of Regulation S-K.

President-Regional Operations
Effective December 13, 2016, Antony J. Branch, President – Regional Operations is leaving the Company to pursue other interests.  In connection with his departure, Mr. Branch is entitled to the benefits and compensation set forth in his employment agreement and equity award agreements, forms of which are on file with the SEC and described in the Proxy Statement.
Also effective December 13, 2016, Mr. Frederico Justus has been promoted to the position of President – Region Operations. Mr. Justus joined the Company in 2010 and most recently was Vice President of Middle East and Africa for the Company since May of 2015.
Chief Executive Officer
Effective December 13, 2016, the Compensation Committee of the Company’s board of directors approved supplemental payment of $400,000 per quarter, prorated, for Mr. Krishna Shivram, interim Chief Executive Officer, commencing November 9, 2016 and for as long as he is interim chief executive officer of the Company. Mr. Shivram is also eligible for an additional performance bonus of up to $1.5 million, based on the successful achievement of certain measurable (non-discretionary) objectives during his service as interim chief executive officer. Except as noted in this Current Report on Form 8-K, the compensation arrangements for Mr. Shivram as disclosed in the Proxy Statement remain in effect.
Item 7.01 Regulation FD Disclosure.
On December 15, 2016, the Company issued a press release describing certain of the matters in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits
The exhibit listed below as Exhibit 99.1 is furnished pursuant to Item 9.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Exhibit Number	Exhibit Description

10.1	Form of Change in Control Agreement

10.2	Form of Deed of Indemnity of Weatherford International plc, incorporated by reference to Exhibit 10.11 of the Company's Current Report on Form 8-K12B filed June 17, 2014

10.3	Form of Deed of Indemnity of Weatherford International Ltd. (Bermuda), incorporated by reference to Exhibit 10.12 of the Company's Current Report on Form 8-K12B filed June 17, 2014

99.1	News release dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: December 15, 2016

/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description

10.1	Form of Change in Control Agreement

10.2	Form of Deed of Indemnity of Weatherford International plc, incorporated by reference to Exhibit 10.11 of the Company's Current Report on Form 8-K12B filed June 17, 2014

10.3	Form of Deed of Indemnity of Weatherford International Ltd. (Bermuda), incorporated by reference to Exhibit 10.12 of the Company's Current Report on Form 8-K12B filed June 17, 2014

99.1	News release dated December 15, 2016